SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2002

KEYNOTE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-27241	94-3226488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5:  Other Events

On November 21, 2002, the Company issued a press release announcing that it rejected an unsolicited offer to be acquired. The press release is filed herewith as Exhibit 99.01.

Item 7:  Financial Statements and Exhibits

(c)  Exhibits. The following exhibits are filed herewith:

Exhibit No.	Exhibit
99.01	Press release, dated November 21, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: November 21, 2002	By:	/s/ John Flavio
John Flavio Senior Vice President of Finance and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Exhibit
99.01	Press release, dated November 21, 2002.